UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

CTI BioPharma Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 23, 2015.

CTI BIOPHARMA CORP.

CTI BIOPHARMA CORP.
3101 WESTERN AVENUE, SUITE 600
SEATTLE, WA 98121

Meeting Information

Meeting Type: Annual Meeting
For holders as of: July 22, 2015
Date: September 23, 2015 **Time:** 10:00 AM Eastern Time
Location: Mandarin Oriental
1330 Maryland Ave SW
Washington DC, 20024, USA

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:Proxy Materials Available to VIEW or RECEIVE:1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORTHow to View Online:Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Shareholders may also request paper or e-mail copies of the proxy materials for all future meetings. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line..XXXX XXXX XXXX XXXX.XXXX XXXX XXXX XXXXRequests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 9, 2015 to facilitate timely delivery.How To VoteM89829-P68562Please Choose One of the Following Voting MethodsVote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to the meeting are available at www.ctibiopharma.com/shareholders. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card..XXXX XXXX XXXX XXXX

Voting ItemsThe Board of Directors recommends you vote FOR the following:1. Election of Directors Nominees: 01) James A. Bianco, M.D. 02) Karen Ignagni 03) Richard L. Love 04) Mary O. Mundinger, DrPH 05) Jack W. Singer, M.D. 06) Frederick W. Telling, Ph.D.The Board of Directors recommends you vote FOR the following proposals:2. To approve the Company’s 2015 Equity Incentive Plan; 3. To approve an amendment to the Company’s 2007 Employee Stock Purchase Plan; 4. To ratify the selection of Marcum LLP as the Company’s independent auditor for the year ending December 31, 2015; 5. To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers; and6. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals 1 through 5.Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.M89830-P68562

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